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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                January 13, 2004
                Date of Report (Date of earliest event reported)


                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)


         Cayman Islands                      1-10809                       98-0191089
(State or other jurisdiction of      (Commission file number)           (I.R.S. Employer
 incorporation or organization)                                       Identification No.)


              XL House, One Bermudiana Road, Hamilton, Bermuda HM11
                    (Address of principal executive offices)

                                 (441) 292-8515
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 7.    Financial Statements and Exhibits.


     (c) Exhibits. The following exhibit is furnished herewith:

         Exhibit No.    Description
         ----------     --------------------------------------------------------

            99.1 Press Release ("XL Capital Ltd Completes Previously Announced Claims Audit Review and Year End Reserve Review") dated January 13, 2004.



Item 12.  Results of Operations and Financial Condition.


     The following information is being furnished under Item 12, "Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


On January 13, 2004, XL Capital Ltd issued the press release attached as Exhibit
99.1 and incorporated by reference announcing the results of its previously announced claims audit review and year end reserve review and its expectation to raise additional capital.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 13, 2004


                                      XL CAPITAL LTD


                                      By:    /s/ Jerry de St. Paer
                                             ----------------------------------
                                             Name:   Jerry de St. Paer
                                             Title:   Chief Financial Officer